                                                                    EXHIBIT 10.8

                                OBJECTSPACE, INC.

                              AMENDED AND RESTATED

                   1994 RESTRICTED STOCK AND STOCK OPTION PLAN

                                    ARTICLE I

                                 PURPOSE OF PLAN

         This Amended and Restated 1994 Restricted Stock and Stock Option Plan (the "Plan") of ObjectSpace, Inc. is intended to provide greater incentives for key employees to attain and maintain the highest standards of performance, to attract and retain key employees of outstanding competence and ability, to stimulate the active interest of such persons in the development and financial success of the Company, to further the identity of interest of such employees with those of the Company's owners generally and to reward such employees for outstanding performance. As used herein, the term "Company" means ObjectSpace, Inc. and each of its fifty percent (50%) or more owned affiliates.

                                   ARTICLE II

                           ADMINISTRATION OF THE PLAN

         2.1 APPOINTMENT OF PLAN MANAGEMENT COMMITTEE. The Plan shall be administered by a plan management committee (the "Committee") of not less than two persons designated by the Board of Directors of the Company; provided, however, that the Plan shall be administered by the Board of Directors (and all references herein to the Committee shall be deemed a reference to the Board of Directors) until such time as the Committee is established by the Board of Directors.

         2.2 COMMITTEE POWERS. The Committee shall be deemed to have and to be exercising all of the powers of the Board of Directors of the Company in the performance of any of the powers and duties delegated to it under the Plan, including, but without limiting the generality of the foregoing, (a) the selection of employees who shall be awarded shares of Common Stock of the Company ("Common Stock") or options ("Options") to acquire shares of Common Stock and (b) the determination of the number of shares of Common Stock to be awarded, or for which Options will be granted, to each such employee. The Committee shall have full power and authority to interpret the provisions of the Plan and may from time to time establish eligibility requirements for participation in the Plan and rules for the administration of the Plan that are not inconsistent with the provisions and purposes of the Plan.

         2.3 COMMITTEE ACTION. A majority of the members of the Committee shall constitute a quorum for the transaction of business. All action taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting, but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee.

         2.4 COMMITTEE DETERMINATIONS CONCLUSIVE. All determinations of the Committee as to which employees shall receive Options or shares of Common Stock under the Plan, the number of shares of Common Stock to be awarded or for which Options will be granted, and the terms and vesting schedule applicable to such Options or shares of Common Stock, shall be final, binding, and conclusive upon all persons. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons. Without limiting the generality of the foregoing, the determination of the Committee as to whether an employee has terminated his

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                                                                    EXHIBIT 10.8

employment and the date thereof, or the cause to which termination of employment is attributable, shall be final, binding, and conclusive upon all persons.

         2.5 COMMITTEE LIABILITY. No member of the Committee shall be liable for any act done or determination made in good faith.

                                   ARTICLE III

                   GRANT OF OPTIONS AND SHARES OF COMMON STOCK

         3.1 MAXIMUM NUMBER OF SHARES OF COMMON STOCK. The maximum number of shares of Common Stock which may be awarded and outstanding and for which Options may be awarded and outstanding at any one time, and the maximum number of shares of Common Stock awarded or for which Options may be granted to any one employee, shall be determined by the Committee in its sole discretion; provided, however, that the aggregate number of shares of Common Stock awarded or for which Options may be granted to all employees pursuant to the Plan shall not be more than 1,000,000; provided, however, that the maximum number of shares for which an Option or Options may be granted to any one employee during any calendar year shall not exceed 200,000 shares. In the event that any outstanding shares of Common Stock or Options are forfeited pursuant to Sections 5.2(c), 5.3(c) and 5.3(d) hereof, such forfeited shares or options shall be canceled and shall no longer be considered outstanding and may again be subject to award under the Plan.

         3.2 DESIGNATION OF EMPLOYEES. The persons eligible for participation in the Plan as recipients of shares of Common Stock or Options (the "Participants") shall be determined by the Committee and shall include only employees. In determining the employees to whom shares of Common Stock or Options shall be granted and the number of shares of Common Stock to be covered by each such grant, the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its sole discretion shall deem relevant. Any employee who has been granted shares of Common Stock or Options hereunder may be granted additional shares of Common Stock or Options, if the Committee shall so determine.

                                   ARTICLE IV

                          CAPITAL CHANGE OF THE COMPANY

         4.1 RIGHT TO CHANGE CAPITAL STRUCTURE. The existence of this Plan and any outstanding shares of Common Stock or Options granted hereunder shall not affect in any way the right or power of the Company or its owners to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred equity interests, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other act or proceeding whether of a similar character or otherwise.

         4.2 REORGANIZATION OF THE COMPANY.

         (a) In the event the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declarations of a stock dividend, split-up, combination of shares, or recapitalization, the maximum aggregate number and class of shares as to which awards may be granted under the Plan, the number of shares of Common Stock covered by each outstanding Option, and/or the exercise price of each outstanding Option shall be appropriately adjusted by the Committee

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                                                                    EXHIBIT 10.8

         whose determination shall be conclusive, final and binding; PROVIDED, HOWEVER, that no adjustment shall be made with respect to Options, unless the aggregate effect of all such increases and decreases occurring in any one fiscal year after the effective date of this Plan increases or decreases the number of issued and outstanding shares of Common Stock of the Company by two percent (2%) or more; PROVIDED, FURTHER, that any Option to purchase fractional shares resulting from any such adjustment shall be eliminated by rounding down to the nearest whole share of Common Stock.

                  (b) If the Company participates in any merger, consolidation or similar occurrence where the Company is not the surviving entity, the surviving corporation or its parent or subsidiary (the "Surviving Corporation") may assume the Company's duties and obligations as to Options or Unvested Shares (as defined in Section 5.2(a)) granted under the Plan and substitute new option rights with respect to the stock of the Surviving Corporation for such Options or common stock of the Surviving Corporation for such Unvested Shares; PROVIDED, HOWEVER, that the value, nature and terms (including vesting periods, forfeiture provisions and restrictions) of the new options and new shares of stock shall be the same as the Options and Unvested Shares for which the new options and new shares of stock are substituted. If the Company (i) participates in any merger, consolidation or similar occurrence where the Company is not the surviving entity and the Surviving Corporation does not assume the Company's duties and obligations as to Options and Unvested Shares awarded under the Plan, or (ii) undergoes any sale of all or substantially all of its assets following which all or any portion of the proceeds of such sale are to be distributed to the stockholders of the Company (each such event being hereinafter referred to as an "Extraordinary Transaction"), the Committee, in its sole discretion, may designate a date (the "Extraordinary Vesting Date"), not less than twenty (20) calendar days immediately before the effective date of such Extraordinary Transaction at which time all Unvested Shares and Unvested Options (as defined in Sections 5.2(a) and 5.3(a), respectively) shall become Vested Shares and Vested Options (as defined in Sections 5.2(f) and 5.3(e), respectively). In such a case, during the period beginning on the Extraordinary Vesting Date and ending on the effective date of the Extraordinary Transaction, each participant may exercise all Vested Options (including those that become vested pursuant to the provisions of this Section 4.2(b)) in accordance with the terms of
         Section 5.3(i) hereof Any Options outstanding under the Plan after the effective date of the Extraordinary Transaction which have not been exercised on or prior to such effective date shall terminate and thereupon become null and void.

                  (c) Any shares of Common Stock or other securities or assets (other than ordinary cash dividends) received by a Participant with respect to Unvested Shares shall also be unvested, shall be subject to the restrictions and forfeiture provisions set forth in Article V, and shall be deposited by the Participant with the Company in the manner specified in Section 5.2(d).

                                    ARTICLE V

                      TERMS OF RESTRICTED STOCK AND OPTIONS

         5.1 GENERAL. Subject to the provisions of Section 2.2 and 3.2 hereof, the Committee may, from time to time, determine which employees shall be granted shares of Common Stock or Options under the Plan, the number of shares of Common Stock granted or subject to each Option, and the time or times at which shares of Common Stock or Options shall be granted. All shares of Common Stock and Options awarded to Participants under this Plan (and shares of Common Stock issuable upon exercise of such Options) shall be subject to the terms ind conditions set forth in this Article V and to such other terms and conditions not inconsistent with the Plan as shall be contained in a Restricted Stock Agreement or Option Agreement entered into between the Participant and the Company. In the event of any inconsistency between the terms and conditions of this Plan and those contained in a Restricted Stock Agreement or Option Agreement, the


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                                                                    EXHIBIT 10.8

provisions of the Plan shall govern. The Restricted Stock Agreement or Option Agreement shall be in a form specified by the Committee and shall set forth the Vesting Period and forfeiture provisions and other terms and conditions applicable to the shares of Common Stock or Options awarded hereunder (and shares of Common Stock issuable upon exercise of such Options) and such other matters, including compliance with applicable federal and state securities laws and methods of withholding required taxes, as the Committee shall in its sole discretion determine.

         5.2 RESTRICTED STOCK. All shares of Common Stock awarded to Participants under the Plan shall be subject to the following additional terms and conditions.

                  (a) Except as otherwise provided in the Participant's Restricted Stock Agreement, all shares of Common Stock awarded to Participants under this Plan shall initially be unvested ("Unvested Shares") and will be subject to the substantial risk of forfeiture and restrictions on transfer referred to in Sections 5.2(b)-(d).

                  (b) Unvested Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, except as hereinafter provided. No transfer of a participant's rights with respect to Unvested Shares, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such Unvested Share, but immediately upon any attempt to transfer such rights, such Unvested Share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

                  (c) If a Participant ceases to be an employee of the Company or one of its fifty percent (50%) or more owned affiliates for any reason, all Unvested Shares shall be forfeited and returned to the Company upon such termination of employment, subject to the terms and conditions set forth in the Participant's Restricted Stock Agreement.

                  (d) Each certificate issued in respect of shares of Common Stock awarded under the Plan shall be registered in the name of the Participant and deposited by him, together with a stock power endorsed in blank, with the Company and shall bear the following legend:

                  "THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 1994 RESTRICTED STOCK AND STOCK OPTION PLAN FOR OBJECTSPACE, INC. AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND OBJECTSPACE, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICE OF OBJECTSPACE, INC., DALLAS, TEXAS."

                  (e) Except for the restrictions on transfer and subject to the risk of forfeiture set forth in Sections 5.2(b)-(d), and subject to the agreement specified in Section 5.2(g) hereof, any Participant who receives Unvested Shares, as owner of such Unvested Shares, shall have all the rights of a holder of Common Stock, including but not limited to the right to receive all dividends paid on such shares and the right to vote such shares.

                  (f) Provided that the Participant remains employed by the Company (or a 50% or more owned affiliate of the Company) continuously throughout the Vesting Period applicable to the Unvested Shares which is specified in the Participant's Restricted Stock Agreement, and subject to such other terms and conditions as are set forth in the Participant's Restricted Stock Agreement, such


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                                                                    EXHIBIT 10.8

         Unvested Shares shall become vested ("Vested Shares") and shall no longer be subject to the transfer restrictions and forfeiture provisions set forth in Sections 5.2(b)-(d) (but shall be subject to the agreement specified in Section 5.2(g) hereof).

                  (g) If the Company so requests, the Participant shall execute a counterpart of a shareholders' agreement among the Company and its shareholders, as in effect at such time or in a form specified by the Company, which shareholders' agreement may, among other things, set forth terms and conditions applicable to the participant's exercise of voting rights with respect to Unvested Shares and Vested Shares and restrictions applicable to sales or other dispositions of Vested Shares.

                  (h) As soon as practicable after Unvested Shares become Vested shares, the Company shall redeliver to the Participant, or his legal representative, the certificates representing the shares of Common Stock deposited with it pursuant to Section 5.2(d). Such certificates, upon delivery to the Participant, shall no longer bear the legend set forth in Section 5.2(d).

         5.3 OPTIONS. All Options awarded to Participants under this Plan shall be subject to the following additional terms and conditions.

                  (a) Except as otherwise provided in the Participant's Option Agreement, all Options awarded to Participants under this Plan shall initially be unvested ("Unvested Options") and will be subject to the substantial risk of forfeiture and other restrictions hereinafter referred to.

                  (b) The purchase price of each share of Common Stock subject to an option granted pursuant to the Plan shall be determined by the Committee on the date of the grant.

                  (c) The Committee shall determine at the date of grant of an Option what conditions shall apply to the exercise and expiration of Vested Options (as defined in Section 5.3(e)) in the event the Participant ceases to be employed by the Company for any reason. No Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, or such shorter period as is established by the Committee and set forth in the Participant's Option Agreement. No Option shall be exercisable prior to the time it becomes a Vested Option.

                  (d) If a Participant ceases to be an employee of the Company or one of its 50% or more owned affiliates for any reason, (i) all Vested Options (as defined in Section 5.3(e)) shall expire and terminate pursuant to the terms set forth in the Participant's Option Agreement and (ii) all Unvested Options shall be forfeited and returned to the Company upon such termination of employment, subject to the terms and conditions set forth in the Participant's Option Agreement.

                  (e) Provided that the Participant remains employed by the Company (or a 50% or more owned affiliate of the Company) continuously throughout the Vesting Period applicable to the Unvested Option which is specified in the Participant's Option Agreement, and subject to such other terms and conditions as are set forth in the Participant's Option Agreement, such Unvested Option shall become vested ("Vested Option") and shall no longer be subject to the forfeiture provisions set forth in Section 5.3(d)(ii), but shall be subject to the expiration and termination provisions referred to in Section 5.3(d)(i).

                  (f) No Vested Option or Unvested Option granted under the Plan shall be assigned or transferred otherwise than by last will and testament or by the laws of descent and distribution or otherwise pledged or hypothecated (whether by operation of law or otherwise). During the lifetime of a Participant, any Vested Options held by the Participant shall be exercisable only by the Participant


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                                                                    EXHIBIT 10.8

         or the Participant's attorney in fact. Any attempted assignment, transfer, pledge or hypothecation contrary to the provisions hereof shall be void and ineffective for all purposes.

                  (g) A Participant shall have no rights as a stockholder with respect to any shares of Common Stock of the Company for which the Participant holds an Option, until after the Option is exercised and the stock certificates are issued to the Participant for such Shares.

                  (h) If the Company so requests, the Participant shall execute a counterpart of a shareholders' agreement among the Company and its shareholders, as in effect at such time or in a form specified by the Company, which shareholders' agreement may, among other things, set forth terms and conditions applicable to the Participant's exercise of voting rights with respect to, and restrictions applicable to sales or other dispositions of, shares of Common Stock received upon exercise of an Option.

                  (i) The Participant may exercise any Vested Option, in whole or in part, in the manner specified in this Section 5.3(i) at any time on or before the earlier of (i) the tenth anniversary of the date of grant of such Option, (ii) the date specified in the last two sentences of Section 4.2(b) hereof, or (iii) the date of expiration of such Option as set forth in Participant's Option Agreement in the event the Participant ceases to be employed by the Company for any reason. In order to exercise a Vested Option in whole or in part, the Participant must (i) notify the Company in writing of the full number of shares of Common Stock with respect to which the Option is being exercised, (ii) deliver to the Company the full option exercise price, (iii) satisfy all applicable provisions of the Participant's Option Agreement and all applicable tax withholding obligations in accordance with Section 7.1 hereof, and (iv) if the Company so requests, enter into the agreement referred to in Section 5.3(h) hereof. Within ten (10) days of the Company's receipt of the Participant's written notification and satisfaction of the requirements specified in the preceding sentence, the Company shall deliver to the Participant at the principal office of the Company or such other place as shall be mutually acceptable, a certificate or certificates for shares of Common Stock issued on exercise of the Option; PROVIDED, HOWEVER, that the time of such issuance and delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any requirements of law or any exchange on which the Common Stock may then be listed.

         5.4 RESTRICTIONS ON TRANSFER. In the event shares of Common Stock awarded to Participants under the Plan, or issued to Participants upon exercise of Options awarded under the Plan, are not covered by a then current registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and are not otherwise exempt from such registration, such shares shall be restricted against transfer to the extent required by the 1933 Act or the regulations thereunder, and -all certificates representing such shares shall bear legends describing such restrictions.

                                   ARTICLE VI

                             RIGHTS OF PARTICIPANTS

         6.1 LIMITATION OF RIGHTS. Nothing in this Plan shall be construed to:

                  (a) Give any employee any right to be awarded any Options or shares of Common Stock other than as the Committee may, in its sole discretion, determine;

                  (b) Limit in any way the right of the Company to terminate a Participant's employment with the Company at any time;


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                                                                    EXHIBIT 10.8

                  (c) Give a Participant or any other person any interest in any fund or in any specific asset or assets of the Company; or

                  (d) Be evidence of any agreement or understanding, express or implied, that the Company will (i) continue to employ a Participant or
         (ii) employ a Participant in any particular position or at any particular rate of remuneration.

         6.2 NONALIENATION OF BENEFITS. No right or benefit under this Plan shall be subject to alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to alienate, sell, assign, pledge, encumber or charge the same will be void. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities or torts of the person entitled to such benefits. If any Participant hereunder shall become bankrupt or attempt to alienate, assign, sell, pledge, encumber or charge any right or benefit hereunder, or if any creditor shall attempt to subject the same to a writ of garnishment, attachment, execution, sequestration, or any other form of process or involuntary lien or seizure, then such right or benefit shall be held by the Company for the sole benefit of the Participant, his or her spouse, children or other dependents, or any of them in such manner and in such proportion as the Committee shall deem proper, free and clear of the claims of any other party whatsoever.

         6.3 PREREQUISITES TO BENEFITS. No Participant hereunder, or any person claiming through a Participant hereunder, shall have any right or interest in the Plan or any benefits hereunder unless and until all the terms, conditions and provisions of the Plan that affect such Participant or such other person shall have been complied with as specified herein. The Participant shall complete such forms and furnish such information as the Committee may require in the administration of the Plan.

                                   ARTICLE VII

                              WITHHOLDING OF TAXES

         7.1 WITHHOLDING. A Participant shall be responsible for ensuring that all applicable income tax withholding obligations and the Participant's share of FICA withholding obligations with respect to awards of Options or shares of Common Stock hereunder are satisfied. The method for satisfying such withholding obligations shall be as set forth in the Participant's Restricted Stock Agreement or Option Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 AMENDMENT OR TERMINATION OF THE PLAN.

                  (a) The Board of Directors may amend or terminate this Plan at any time without the consent of any Participant. Except as otherwise contemplated in the Plan, any amendment or termination of this Plan shall not have any material adverse affect on the rights of a Participant to the benefits provided hereunder as to the shares of Common Stock or Options outstanding at the time of such amendment or termination without the consent of such Participant.

                  (b) The right to grant awards of shares of Common Stock or Options under this Plan shall terminate automatically at the close of business on September 6, 2004 (the tenth anniversary of the effective date of the Plan).


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                                                                    EXHIBIT 10.8

         8.2 RELIANCE UPON INFORMATION. The Committee may rely upon any information supplied to them by any officer of the Company, the Company's legal counsel or by the Company's independent public accountants in connection with the administration of the Plan, and shall not be liable for any decision, action or omission in reliance thereon.

         8.3 GOVERNING LAW. The place of administration of the Plan shall be conclusively deemed to be within the State of Texas. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THE PLAN AND ALL RIGHTS OF ANY AND ALL PERSONS HAVING OR CLAIMING TO HAVE ANY INTEREST IN THE PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       8

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                                                                    EXHIBIT 10.8

         IN WITNESS WHEREOF, the Company has executed this Plan this 15th day of March, 1997.

                                           ObjectSpace, Inc.

                                           By:  /s/ DAVID NORRIS
                                               --------------------------
                                               David Norris
                                               President



















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